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                       SEI INSTITUTIONAL INVESTMENTS TRUST

                         SUPPLEMENT DATED APRIL 8, 2004
  TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED SEPTEMBER 30, 2003,
                           AS AMENDED FEBRUARY 6, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

VALUATION OF FOREIGN EQUITY SECURITIES AND SECURITIES THAT TRADE ON NASDAQ

The SAI is hereby amended and supplemented to reflect (i) the International Equity Fund's and Emerging Markets Equity Fund's use of a third party valuation vendor and (ii) changes in the valuation of securities that trade on NASDAQ as described below. Accordingly, the first and second paragraphs under the section on page S-49 entitled "PURCHASE AND REDEMPTION OF SHARES" are hereby deleted and replaced with the following:

         Each Fund's securities are valued by SEI Investments Fund Management ("SEI Management") pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, except that a Fund that holds securities included in the S&P 500 Amex Pricing Pilot Program, in which the S&P 500 Index is calculated using the Amex Official Closing Price ("AOCP") for certain NASDAQ listed securities, may value those securities using the AOCP for the duration of the Program. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Board of Trustees. The International Equity Fund and Emerging Markets Equity Fund utilize a third party fair valuation service provider in valuing the Funds' foreign equity securities. The service provider values these Funds' securities based on certain factors and methodologies (generally based on valuation correlation between the U.S. market and each non-U.S. security) in the event of a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Pricing Committee. If the Adviser or Sub-Adviser, as applicable, believes that the third party service provider's valuations are not reliable, these securities may be valued by the Fair Value Pricing Committee. Additional information about valuing securities at fair value is provided under the sub-section "Fair Value Pricing Committee." Prices for most securities held by a Fund are provided daily by third-party independent pricing services. The pricing services may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing services and their valuation methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

         Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust

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     would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE